Investment income and financing costs (Details) - EUR (€) € in Millions		12 Months Ended
		Mar. 31, 2025	Mar. 31, 2024	Mar. 31, 2023
Investment income.
Financial assets measured at amortised cost		€ 355	€ 327	€ 196
Financial assets measured at fair value through profit and loss		509	254	36
Investment income		864	581	232
Financial liabilities measured at amortised cost
Bonds		1,301	1,596	1,711
Lease liabilities		488	440	355
Bank loans and other liabilities	[1]	499	712	392
Interest on derivatives		(356)	(395)	(561)
Mark-to-market on derivatives		(2)	100	(423)
Foreign exchange		1	173	135
Financing costs		1,931	2,626	1,609
Net financing costs		1,067	2,045	1,377
Interest capitalised		€ 0	€ 0	€ 5

[1]	Interest capitalised for the year ended 31 March 2025 was €nil (2024: €nil, 2023: €5 million).